UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2006

ACQUICOR TECHNOLOGY INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
001-32832	20-3320580
(Commission File Number)	(IRS Employer Identification No.)

4910 Birch St., Suite 102
Newport Beach, California 92660

(Address of principal executive offices, including Zip Code)
Registrant's telephone number, including area code: (949) 759-3434

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On December 12, 2006, Acquicor Technology Inc. (the “Company”) announced the pricing of $145 million of convertible senior notes due 2011 (plus an additional amount up to $21.75 million at the option of the initial purchasers). A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Press Release dated December 12, 2006 issued by Acquicor Technology Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Acquicor Technology Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acquicor Technology Inc.

Dated: December 12, 2006	By:	/s/ Gilbert F. Amelio
Gilbert F. Amelio, Ph.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 12, 2006 issued by Acquicor Technology Inc.